Exhibit 1

PRICEWATERHOUSECOOPERS [LOGO]
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                                                   PricewaterhouseCoopers
                                                   PricewaterhouseCoopers Center
                                                   300 Madison Avenue
                                                   New York NY 10017
                                                   Telephone (646) 471 3000
                                                   Facsimile (813) 286 6000

November 1, 2005

Ms. Concetta Pryor
Chief Financial Officer
One Huntington Quadrangle
Suite 4C-01
Melville, New York 11747

Dear Ms. Pryor:

This is to confirm that the client-auditor relationship between Long Island Physician Holdings Corporation (Commission File Number 0-27654 and PricewaterhouseCoopers LLP has ceased.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

cc: Office of the Chief Accountant
    PCAOB Letter Files
    Securities and Exchange Commission
    100 F Street, N.E.
    Washington, DC  20549-7561